EXHIBIT 99.2 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
               1350, AS ADOPTED PURSUANT TO SECTION 906
               OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of CPI Corp. (the "Company") on Form 10-Q for the period ending November 9, 2002as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary W. Douglass, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Subsection 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and


(2) The information contained in the Report fairly present, in all material respects, the financial condition and the results of operations of the Company.



By:  /s/ Gary W. Douglass
     --------------------------
         Gary W. Douglass
         Chief Financial Officer
         December 11, 2002









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